SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 24, 2009
BP PRUDHOE BAY ROYALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10243	13-6943724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon, 101 Barclay Street, New York, NY	10286

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 815-6908
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01. Other Events
     On December 28, 2009, BP Prudhoe Bay Royalty Trust (the “Trust”) issued a press release to report the receipt by the Trust of funds deposited with an escrow agent pursuant to the settlement agreement dated May 8, 2009 between the Trust and BP Exploration (Alaska) Inc.
     A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. See the Trust’s Current Report on Form 8-K dated May 8, 2009 for additional information concerning the settlement and a copy of the settlement agreement.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits:
99.1	Press release issued December 28, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BP PRUDHOE BAY ROYALTY TRUST By: THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Geovanni Barris
Geovanni Barris
Vice President

Date: December 28, 2009

INDEX TO EXHIBITS

Exhibit	Exhibit
No.	Description

*99.1	Press release issued December 28, 2009

*	Filed herewith